UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

April 27, 2011

Huntington Ingalls Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, VA		23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As previously reported, on March 29, 2011, Huntington Ingalls Industries, Inc. (“HII”) was legally and structurally separated from its former parent, Northrop Grumman Corporation (“Northrop Grumman”), and on March 31, 2011, Northrop Grumman distributed, on a pro rata basis, all the issued and outstanding shares of common stock of HII to Northrop Grumman stockholders via a pro rata dividend in a spin-off (the “Spin-Off”). Prior to the Spin-Off, the results of the business now conducted by HII were reported as Northrop Grumman’s Shipbuilding segment.

On April 27, 2011, Northrop Grumman announced its results for its quarter ended March 31, 2011. These results include reported results for the Northrop Grumman Shipbuilding segment, which were classified as discontinued operations for reporting purposes.

HII expects to report its results for the quarter ended March 31, 2011 on May 11, 2011 and to subsequently file its Quarterly Report on Form 10-Q. HII’s reported results may be materially different from the discontinued operations results reported by Northrop Grumman for its Shipbuilding segment. Unlike Northrop Grumman’s discontinued operations reported results, HII’s net earnings for the quarter ended March 31, 2010 and March 31, 2011 will include, among other items, the impact of HII’s interest expense, net pension and post-retirement benefit adjustment, and deferred state tax expense or benefit and federal income tax expense. In addition, HII’s operating results for the quarters ended March 31, 2010 and March 31, 2011 will include differences in employee stock compensation expense, the impact of certain accounting adjustments related to HII’s current status as a standalone entity and two additional days of operations reflecting results from the Spin-Off to the end of HII’s fiscal quarter for 2011.

Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including potential differences between HII’s results to be reported for the quarters ended March 31, 2010 and 2011 as compared to the reported results of Northrop Grumman’s Shipbuilding segment for the same periods, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including the finalization of HII’s financial statements for the quarters ended March 31, 2010 and 2011, that could cause HII’s actual results to differ materially from those expressed in these statements. HII undertakes no obligations to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: April 27, 2011	By:	/s/ Barbara A. Niland
Barbara A. Niland
Corporate Vice President, Business Management and Chief Financial Officer